

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of September 30, 2010

Investment Strategy
The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors
- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

[2]Risks & Important Considerations
Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

Geographic Diversification



62.1% Domestic
36.9% International
1.00% Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Top 10 Holdings

Apollo Group, Inc	3.31%
AstraZeneca, PLC	3.27%
Sanofi Aventis	3.22%
Pfizer, Inc	3.16%
Banco Santander	3.15%
Wellpoint, Inc	3.13%
Mastercard, Inc	3.09%
Unilever PLC	3.08%
Telefonica de Espana	3.07%
3M Co.	3.03%

Industry Diversification

Health Care	26.62%
Financials	19.00%
Information Technology	16.91%
Consumer Discretionary	9.11%
Industrials	8.47%
Consumer Staples	8.47%
Telecommunication Services	7.47%
Energy	2.85%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	37
2009 Portfolio Turnover	15%
Net Assets (millions)	$10.86
Audited Expense Ratio	1.50%
No sales loads or distribution fees	

Average Annual Total Returns [2]



Mundoval Fund
MSCI World Index
S&P 500
3.61%
6.76%
10.16%
-6.35%
-8.29%
-7.16%
2.58%
1.30%
0.64%
4.50%
4.11%
2.42%
1 Year
3 Year
5 Year
Since Inception

Hypothetical Growth of $10,000 since inception[2,3]



$16,000
$13,000
$10,000
$7,000
$13,071
2004
2005
2006
2007
2008
2009
2010

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $13,071 on 9/30/10. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.

MUNDOVAL FUND
GLOBAL VALUE INVESTING

Quarterly Commentary: 3Q 2010

Portfolio Review

The Mundoval Fund returned 11.99% in the second quarter, trailing the benchmark MSCI World Index by 1.79%. Fourteen holdings in the portfolio had double-digit gains for the quarter. Top performers included Dutch financial services company, **ING Groep**; Spanish telcom provider, **Telefonica**; and online auctioneer, **eBay**. Negative performances from domestic financial holdings **Bank of America** and **US Bancorp** detracted from Fund returns.

During the quarter, **Dow Chemical**, **Ingersoll Rand**, **Proctor & Gamble**, and **Omnicon Group** were sold after reaching our estimate of fair value, or to pursue what we felt were superior investment opportunities. Sales proceeds were allocated to businesses we believe are trading at deep discounts to their intrinsic value, including internet search giant **Google**; the world's second largest credit and debit card company, **Mastercard**; discount retailer, **TJX Companies**; and **Western Digital**, a manufacturer of computer hard drives.

Manager Commentary: *Mundoval Celebrates 6 Years of Creating Shareholder Value*

On September 3, the Mundoval Fund passed its 6th anniversary since launching in 2004. The volatile six years included market swings from periods of economic expansion to the deepest recession since the Depression.

As long-term value investors, we apply the same philosophy regardless of broader market conditions and often uncover investment opportunities in times of short-term uncertainty. Over the past six years, we've generated wealth for shareholders by consistently investing in good businesses, at discount prices, for the long haul:

We look forward to the next six years of value investing , and thank-you for your continued support.

- Arthur Q. Johnson, CFA

Growth of Hypothetical $10,000 Investment[1,2]


$13,071 as of
Sept. 30, 2010
$10,000 at Fund Inception

[1]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $13,071 on 9/30/10. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.

Average Annual Total Returns as of September 30, 2010[2]

	3Q 2010	Year to Date	1-Year	3-Years	5-Years	Since Inception
Mundoval Fund	11.99%	-1.43%	3.61%	-6.35%	2.58%	4.50%
MSCI World Index	13.78%	2.58%	6.76%	-8.29%	1.30%	4.11%
S&P 500 Index	11.29%	3.89%	10.16%	-7.16%	0.64%	2.42%

[2]Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.